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                                                      Deutsche Asset Management



BT Investment Funds
Mid Cap -- Investment Class

Supplement dated August 31, 2000 to Prospectus dated January 31, 2000

The following sentence is hereby omitted from the "Strategy" section in the Fund's prospectus:

Nevertheless, we attempt to match the dollar-weighted average capitalization of the Fund's holdings to the midpoint capitalization of the S&P Mid-Cap 400 Index.

The following sentence is hereby omitted from the "Principal Investments"
section in the Fund's prospectus:

The Fund normally owns stock in approximately 100 medium-sized companies at any one time.


              Please Retain This Supplement for Future Reference


SUPP1665 (8/00)
CUSIP: 055922819




                                                        A Member of the
                                                        Deutsche Bank Group [/]